UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2022

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36461	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Crescent Court, Suite 1400
Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(469) 638-9636

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FFWM	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 18, 2022, Kevin Thompson resigned as Interim President and Chief Financial Officer of First Foundation Inc. (the “Company”) and its wholly-owned subsidiary, First Foundation Bank (the “Bank”). Scott Kavanaugh, who has served as Chief Executive Officer of the Company and the Bank since 2009, will assume the additional role of President of the Company and the Bank. Biographical and other information about Mr. Kavanaugh required by Item 5.02(c) of Form 8-K is included in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 29, 2022. No new compensatory arrangements have been entered into with Mr. Kavanaugh in connection with his service as President of the Company and the Bank.

Amy Djou, who has served as Chief Accounting Officer of the Bank since March 2021, will serve as Interim Chief Financial Officer of the Company and the Bank until a permanent replacement is selected. Ms. Djou, age 54, joined First Foundation Bank in May 2016. She served as Senior Vice President, Controller of the Bank between January 2018 and March 2021 and as Vice President, Controller of the Bank between May 2016 and January 2018. Ms. Djou is a Certified Public Accountant, licensed in the State of California since 2002.

In connection with her increased responsibilities, Ms. Djou will receive an annual base salary of $350,000, subject to annual review, and will continue to be eligible to participate in the executive incentive compensation program as well as the other benefit programs of the Company and the Bank available to executive employees generally. Subject to the approval of the Company’s compensation committee, Ms. Djou will also be granted 1,000 stock units (the “RSUs”) under the Company’s 2015 Equity Incentive Plan. The RSUs will vest and be paid out with (i) 334 shares of the Company’s common stock on the first anniversary of the RSU grant date and (ii) 333 shares of the Company’s common stock on each of the second and third anniversaries of the RSU grant date, in each case subject to Ms. Djou’s continuous service. Pursuant to the terms of the Change in Control Severance Compensation Agreement described below, any unvested RSUs may vest immediately if Ms. Djou’s continuous service terminates following the Company’s first announcement of a change of control transaction and prior to the first anniversary of its consummation.

The Company and Ms. Djou previously entered into a Change in Control Severance Compensation Agreement (the “CC Agreement”). The CC Agreement provides that if (i) the Company undergoes a change in control and (ii) after the public announcement of such pending change in control and within the succeeding 12 months after such change in control, Ms. Djou’s employment is terminated by her employer without cause or by Ms. Djou for good reason (such as involuntary changes to Ms. Djou’s authority or responsibilities, compensation, eligibility for participation in bonus and employee benefit plans or relocation of work location), then Ms. Djou will become eligible to receive the following severance compensation (in lieu of any further salary and bonus payments or other payments):  (a) one times the sum of (1) her annual base salary as then in effect and (2) the maximum bonus compensation that Ms. Djou could have earned under any bonus or incentive compensation plan in which she was then participating, if any; (b) acceleration of the vesting of any then unvested stock options or restricted stock held by Ms. Djou, and (c) continued participation for Ms. Djou and her family members in medical, dental, vision, disability, and life insurance plans and programs through the end of the second calendar year following the calendar year of the termination. Receipt of the listed severance benefits are conditioned on Ms. Djou executing documentation that releases the Company and its affiliates from all legal claims. The foregoing description of the CC Agreement is not intended to be complete and is qualified in its entirety by reference to the CC Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

There are no arrangements or understandings between Mr. Kavanaugh or Ms. Djou and any other persons pursuant to which he or she was selected as President and Interim Chief Financial Officer, respectively, of the Company or the Bank. There are no family relationships between Mr. Kavanaugh or Ms. Djou and any director or executive officer of the Company. Neither Mr. Kavanaugh nor Ms. Djou has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure

A copy of the press release announcing Mr. Thompson’s resignation, Mr. Kavanaugh’s appointment as President of the Company and the Bank, and Ms. Djou’s appointment as Interim Chief Financial Officer of the Company and the Bank is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Change in Control Severance Compensation Agreement dated November 14, 2022, by and between First Foundation Inc. and Amy Djou
99.1	Press Release dated November 21, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: November 21, 2022	By:	/s/ SCOTT F. KAVANAUGH
Scott F. Kavanaugh
President and Chief Executive Officer